UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

MCF CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15831	11-2936371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, 18th Floor,
San Francisco, California	94111-2622
( Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 248-5600

RATEXCHANGE CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

Ratexchange Corporation announced today that effective immediately it has changed its name to MCF Corporation. The Company’s ticker symbol has also been changed effectively immediately to MEM.

Item 7.	Exhibits

99.1	Press Release announcing name change

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCF CORPORATION

Date: July 22, 2003	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chairman and Chief Executive Officer